UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
March 3, 2008
Date of Report (Date of Earliest Event Reported)
ALLERGAN, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State of Incorporation)	1-10269 (Commission File Number)	95-1622442 (IRS Employer Identification Number)
2525 Dupont Drive
Irvine, California 92612
(Address of Principal Executive Offices) (Zip Code)
(714) 246-4500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On March 3, 2008, Allergan, Inc. (“Allergan”) issued a press release announcing that it received an administrative subpoena from the U.S. Department of Justice (“Department of Justice”) through the U.S. Attorney for the Northern District of Georgia. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     To Allergan’s knowledge, no proceedings have currently been initiated against Allergan, although Allergan cannot predict whether or when proceedings might be initiated. Allergan intends to fully comply with the Department of Justice’s request and to cooperate with any related government investigation. Allergan can make no assurances as to the time or resources that will need to be devoted to this inquiry or its final outcome, or the impact of this inquiry or any proceedings on Allergan’s financial condition, results of operations and cash flows.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1 Allergan, Inc. press release dated March 3, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLERGAN, INC.
Date: March 3, 2008	By:	/s/ Matthew J. Maletta
	Name:	Matthew J. Maletta
	Title:	Vice President, Associate General Counsel and Assistant Secretary

Exhibit Index

Exhibit	Description of Exhibit
99.1	Allergan, Inc. press release dated March 3, 2008